Exhibit 10.4
AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT
     THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made effective as of the 2nd day of October, 2007, by and between Mylan Inc., a Pennsylvania corporation formerly known as Mylan Laboratories Inc. (the “Company”), and Heather Bresch (“Executive”).
     WHEREAS, the Company and Executive are party to that certain Executive Employment Agreement dated as of January 31, 2007 (the “Agreement”), pursuant to which the Company agreed to continue to employ Executive, and Executive accepted such employment, as more particularly described in the Agreement; and
     WHEREAS, the Company and Executive desire to amend the Agreement in accordance with Section 14 thereof, upon the terms and conditions set forth herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Section 4(b) of the Agreement is hereby amended to change the percentage for the discretionary Annual Bonus opportunity from seventy-five percent (75%) to one hundred percent (100%).
     2. (a) The parties acknowledge and agree that this Amendment is an integral part of the Agreement. Notwithstanding any provision of the Agreement to the contrary, in the event of any conflict between this Amendment and the Agreement or any part of either of them, the terms of this Amendment shall control.
          (b) Except as expressly set forth herein, the terms and conditions of the Agreement are and shall remain in full force and effect.
          (c) The Agreement, as amended hereby, sets forth the entire understanding of the parties with respect to the subject matter thereof and hereof.
          (d) This Amendment shall be governed by, interpreted under and construed in accordance with the laws of the Commonwealth of Pennsylvania.
          (e) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

MYLAN INC.
By:	/s/ Robert J. Coury
Name: Robert J. Coury
Title: Vice Chairman & CEO

EXECUTIVE:
/s/ Heather Bresch
Heather Bresch